Q3 2021 | SHAREHOLDER LETTER LEXIE R., BSN, RN, CCRN

Our mission is to celebrate, empower, and serve those who serve others.

AMBASSADOR SPOTLIGHT | ANA WILKINSON, BSN, RN Ana is the go everywhere R.N. and has made a massive impact selflessly devoting herself to the fight against COVID-19. She has spent most of the past year-and-a-half traveling around the world to the areas hardest hit by COVID-19, including New York and India during the worst of their surges. She has saved countless lives, comforted numerous others, and sacrificed herself throughout. Known as the dancing nurse, her positivity and passion for helping people makes her one of the most Awesome Humans we know. Luckily for FIGS, she is also an ambassador of our brand and we couldn’t be more honored to celebrate, empower, and serve someone who is making such a profound difference in the world.

FIGS, INC. Q3 2021 HIGHLIGHTS All financial comparisons are on a year-over-year basis unless otherwise noted. Net Revenues were $102.7 million, an increase of 33.7%. Excluding the $4.2 million non-recurring related party sale in Q3 2020, net revenues grew 41.4%.(1) Our growth was primarily due to strong order growth from both new and existing customers as well as an increase in average order value, or AOV. Gross margin decreased 1.0 percentage point to 72.7%, primarily due to enhanced restocking standards and higher ocean freight rates offset in part by lower air freight. Net income was $7.0 million and diluted earnings per share was $0.03. Net income, as adjusted(1) and diluted earnings per share, as adjusted,(1) were $9.4 million and $0.05, respectively. Adjusted EBITDA(1) was $22.2 million. Adjusted EBITDA margin(1) decreased 11.9 percentage points to 21.6%, primarily due to investments in the business, including additional headcount to drive strategic initiatives, public company costs, and higher charitable donations. Active customers increased 57.6% to 1.7 million. AOV increased 3.0% to $102, primarily due to a favorable shift in product mix from lower mask sales, higher sales from kits, and an increase in units per transaction. NET REVENUES $102.7M GROSS MARGIN 72.7% DILUTED EPS, AS ADJUSTED (1) $0.05 ACTIVE CUSTOMERS (2) 1.7M AVERAGE ORDER VALUE (3) $102 ADJUSTED EBITDA MARGIN (1) 21.6% DILUTED EPS $0.03 NET INCOME $7.0M ADJUSTED EBITDA (1) $22.2M (1)Net revenues, as adjusted, net income, as adjusted, diluted EPS, as adjusted, adjusted EBITDA, and adjusted EBITDA margin are non-GAAP financial measures. See “Key Operating Metrics and Non-GAAP Financial Measures” below for additional information on non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by net revenues. (2)We calculate “active customers” as unique customer accounts that have made at least one purchase in the preceding 12-month period. See “Key Operating Metrics and Non-GAAP Financial Measures” below for additional information on key operating metrics. (3)We calculate “average order value” as the sum of the total net revenues in a given period divided by the total orders placed in that period. Total orders are the summation of all completed individual purchase transactions in a given period. See “Key Operating Metrics and Non-GAAP Financial Measures” below for additional information on key operating metrics.

FIGS SHAREHOLDERS, Our third quarter results clearly demonstrate the strength of our unique business model and the genuine connection our brand has with the healthcare community. We continue to generate levels of revenue growth and profitability that are exceptional for a direct-to-consumer brand. There are still so many opportunities ahead of us in our scrubwear and lifestyle offerings,(1) across both men and women, in the United States and abroad. Most importantly, we are showing up for our healthcare community every day by bringing them innovative products, sharing their stories, and making an impact in authentic and meaningful ways. In Q3, our net revenues were $102.7 million, which was an increase of 33.7% compared to Q3 2020, or an increase of 41.4% adjusting for the $4.2 million non-recurring related party sale in Q3 2020.(2) Our net income was $7.0 million and our adjusted EBITDA margin was 21.6%.(2) Our active customers grew to over 1.7 million and our average order value increased 3.0% to $102 compared to Q3 2020, driven by growth in our scrubwear and lifestyle offerings. While we continue to navigate the impact of the evolving COVID-19 pandemic and macro supply chain challenges, we are in the strong position of being able to deliver the products that healthcare professionals need as they lead us through this pandemic. Our highly effective merchandising strategy continues to be one of our core advantages. This strategy is anchored in our technical, comfortable, and supremely functional core styles and colors that our community comes back to buy all year round. Our frequent color drops and innovative new styles then create a level of excitement that generates even greater customer acquisition and repeat business. During the quarter, our color drops and marketing campaigns led to some of the single largest revenue days in our history. In addition, we are continuously enhancing our digital platforms to ensure that our customers have the most dynamic, fun, and personalized shopping experience possible through innovative new features and content that changes almost daily. Our international business, comprised of just three countries today, grew 149.3% compared to Q3 2020. The strong demand for the FIGS brand in Canada, Australia, and the United Kingdom clearly demonstrates that FIGS resonates across borders. International expansion is a key growth opportunity and we look forward to entering more markets in the near future. (1)”Lifestyle offerings” refers to non-scrubs offerings, such as lab coats, underscrubs, outerwear, activewear, loungewear, compression socks, footwear, and masks. (2)Net revenues, as adjusted and adjusted EBITDA margin are non-GAAP financial measures. See “Key Operating Metrics and Non-GAAP Financial Measures” below for additional information on non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by net revenues.

Looking ahead, we remain confident in our ability to continue to drive sustainable growth and profitability. As such, we are raising our 2021 full year net revenues outlook to $410 million. We also expect our full year 2021 adjusted EBITDA margin(3) to be north of 20%, keeping us on track toward our target of 70%+ gross margin and 20%+ adjusted EBITDA margin over each of the next three fiscal years.(3) FIGS is unique because we branded a previously unbranded industry, de-commoditized a previously commoditized product, and built a community around a profession. Our focus remains on maximizing our sustainable competitive advantages to continue to generate outstanding top and bottom-line growth. The opportunity in front of us is massive and we are more excited than ever to serve the best people we know – our community of Awesome Humans. A big thanks to our Awesome Humans, the FIGS team, our partners, and our shareholders for all of their support! (3)Adjusted EBITDA margin is a non-GAAP financial measure. See “2021 Outlook and Long-Term Targets” below for an explanation of why a reconciliation to the most directly comparable GAAP measure cannot be provided.

PAMELA M., MD Q3 2021 Business Highlights

PRODUCT INNOVATION Product innovation is the lifeblood of FIGS. That will never change. We’ve transformed the healthcare apparel industry by redefining what a uniform is, what it means, and why fit, function, and style should be the standard, not the exception. Our strategy is rooted in understanding the unique needs and preferences of healthcare professionals and making innovative products that fit seamlessly into their lives to help them do their jobs better.

FIGS / PRODUCT INNOVATION

# FIONLite



NIVEDA P., VMD

### FABRIC INNOVATION

Our commitment to innovation starts with our fabric. This began with our proprietary technical fabrication, FIONx, and has continued with FIONLite, a new fabrication that enables us to create products more precisely for different uses across the healthcare industry. Ultralightweight and sustainably made from recycled polyester with liquid and fur repellency, FIONLite allows our community to choose between different fabrics based on their unique needs.

### ULTRALIGHTWEIGHT

For maximum comfort, breathability, and ease of wear.

### 4-WAY STRETCH

With a stable woven construction for lasting durability.

### WATER REPELLENT

Designed to withstand your toughest shifts.

### ANTI-STATIC (LIKE FUR)

Makes it easier than ever to give pet hair the brush-off.

### SUSTAINABLE

Engineered sustainably with 92% recycled poly.

9

COLOR DROPS Our limited-edition color and style launches create a level of fanaticism that keeps our community of Awesome Humans coming back over and over again. Whether it’s to finally snag the surgical green Zamora joggers that they missed out on in previous color drops or to add a deep purple Catarina top to their rotation, these releases help us create newness, excitement, and passion. Our approach to color is as thoughtful and purposeful as our innovative fabrics and designs. From replenishing their core styles in our core colors to grabbing new colors in the styles they love, to trying out a completely new style and color combination, healthcare professionals need to replenish their uniforms regularly and our approach to color accelerates this even further. FIGS / PRODUCT INNOVATION We Own Color

THE LAYERING SYSTEM We reinvented scrubs, but scrubs serve only one aspect of a healthcare professional’s needs. That’s why we’re so focused on outfitting the medical professional to work, at work, and from work – on-shift and off-shift, head-to-toe. This quarter, sales of our lifestyle offerings grew 12.9% compared to Q3 2020, driven by strong growth in underscrubs and outerwear, which represented 12.8% of net revenues. We are excited to continue expanding our brand reach beyond scrubs. FIGS is not just a scrubs company. It’s about a complete layering system from leggings, underscrubs, and socks . . . to scrubs . . . to vests, jackets, and lab coats . . . to so much more. Healthcare professionals navigate a wide variety of environments and they deserve high-quality, comfortable, and functional products specifically designed for each one. No one is better positioned than FIGS to fully outfit the healthcare professional. Providing a complete layering system not only expands our total addressable market beyond the approximately $79 billion healthcare apparel market that exists today, it enables us to build even greater customer loyalty and even deeper connections with our Awesome Humans. FIGS / PRODUCT INNOVATION Product Expansion

PAMELA M., MD Direct-to-consumer is not a “nice-to-have,” it is a “have-to-have” for busy healthcare professionals. With approximately 85% of healthcare professionals buying their own scrubs, we created a digital platform that provides them with an easier, more seamless, and better shopping experience for the products that are critical to their jobs. As we near a decade as a direct-to-consumer company, we are fixated on providing a truly unique and customized shopping experience that leads to greater trust, brand loyalty, and repeat purchasing. By having a direct relationship with our community, we know who our customers are at a granular level, and we use that data to interact and engage with them in meaningful and individualized ways. DIGITAL EXPERIENCE

KITS With the launch of kits earlier this year, we curated different looks for our Awesome Humans that make it more convenient and easier to shop. By bundling multiple items together and making it a one-click purchase, we make it simpler for existing customers to find what they need to replace their whole uniform while also providing new customers an easy way to buy their first complete head-to-toe look. THE JOGGER BAR Before FIGS, scrubs were just a v-neck top and a simple pair of drawstring pants. FIGS redefined scrubs with new styles and materials that look and feel awesome, like the jogger. Based on the success of our joggers and with a growing assortment of styles, including our best-selling Zamora, as well as the Nepal and Cambridge, we launched the jogger bar in Q3. Now, healthcare professionals can navigate to one location on our website to see all of our joggers and styling ideas to help find the right match.

MODEL SELECTOR Our community is now made up of over 1.7 million active customers and we aim to provide a shopping experience that is personalized to each of them. As part of this effort, in Q3 we rolled out a model selector on our website, which allows customers to better visualize how certain products look across different body types and sizes. Moving forward, we intend to use our data capabilities to continue to drive greater inclusivity and diversity throughout our business to ensure all of our Awesome Humans have the best possible experience.

We are immensely proud to have built a community around a profession. We continue to support and build this incredible community by showing up in authentic and meaningful ways that make an impact for healthcare professionals. The connection we have to this community means everything to us. Our mission – to celebrate, empower, and serve those who serve others – resonates deeply within our community and has created a powerful movement throughout the healthcare industry. All one needs to do is go to a hospital, medical office, or clinic, and see the way Awesome Humans – registered nurses, physician associates, surgeons, and oncologists, to name only a few – look at one another when they see they’re all wearing FIGS. The smile on their faces, the nod they give to one another, says it all. COMMUNITY ENGAGEMENT Top Row (FIGS Ambassadors from Left to Right): Jonathan S., PA-C, Jackie D., RN, MSN, Luke Y., MD, Ade O., MD Student Bottom Row (FIGS Ambassadors from Left to Right): Chandler R., BSN, RN, PHN, Hamza G., DMD, Tara A., DMD, Cassie M., MD

Q3 CAMPAIGNS We create a variety of captivating campaigns to highlight the incredible work, sacrifice, and dedication of the healthcare community. In Q3, we launched an inspirational campaign called “Awesome Is” to show not only what our Awesome Humans do day-in and day-out but also why they do it. We also took a more light-hearted and fun approach with our Pure Imagination campaign. Inspired by Willy Wonka, we secretly stashed golden tickets in 100 orders of our Light Gold scrubs that contained a surprise $500 gift card. PAMELA M., MD CARLO C., LCO, LP SARAH W., ADN, RN

FUTURE ICONS GRANT During the quarter, we launched our 2nd annual Future Icons Grant. Our team outfitted an ambulance and toured it along the California coast, stopping at universities along the way to engage and connect with students. This $500,000 grant program is designed to help students focus on what’s important – changing the future of healthcare. In just a couple of weeks, we will select the 10 winners (out of thousands of applicants) who will each receive a $50,000 grant to be used toward their tuition or student loan repayment. WOMEN’S EQUALITY DAY We are committed to helping ensure greater gender equity for all. On National Women’s Equality Day in August, we teamed up with another female founder-led company, Bumble, on a collection that celebrates the trailblazers creating a path to a more just and equitable future for women in medicine. We also donated $25,000 to the American Medical Association Women Physicians Section to further support gender equity in the medical field by focusing on representation, leadership, and compensation. | FIGS Ambassadors from Left to Right: Jen W., OD, Pamela M., MD, Haley W., PA-S, Karra M., MD

| THREADS FOR THREADS Ever since our founding, we’ve used our Threads for Threads initiative to donate scrubs to healthcare professionals in need. Today, it’s about far more than donating scrubs. It’s about making long-lasting impacts for the community we serve, and the communities they serve – around the world. In Q3 alone, we donated approximately $1.2 million of scrubs, masks, and other products. PEACE OUT BREAST CANCER To kick-off October’s Breast Cancer Awareness month, we donated $50,000 to Memorial Sloan Kettering Cancer Center in support of its patient care, research, and educational programs. As part of this initiative, we also brought back Quartz, a fan favorite color, with unique extras like a fun peace-out symbol and a removable and wearable drawcord.

FIGS, INC. Q3 2021 FINANCIAL DISCUSSION NET REVENUES Net revenues in Q3 2021 were $102.7 million, an increase of 33.7% compared to Q3 2020. Excluding the $4.2 million non-recurring related party sale in Q3 2020, net revenues grew 41.4%(1) compared to Q3 2020. Our growth was primarily due to strong order growth from both new and existing customers, as well as an increase in AOV. Our scrubs business grew 37.4% compared to Q3 2020, driven by growth across core and new styles. Our non-scrubs lifestyle business grew 12.9% compared to Q3 2020, primarily due to strength in underscrubs and outerwear. Notably, the growth in our non-scrubs lifestyle business was negatively impacted by 63.6 percentage points as a result of the $4.2 million non-recurring related party sale in Q3 2020. International net revenues grew 149.3% compared to Q3 2020, with strong growth across our three markets – Canada, Australia, and the United Kingdom. GROSS PROFIT Gross profit in Q3 2021 was $74.7 million, representing 72.7% of net revenues, compared to 73.7% in Q3 2020. This 1.0 percentage point decline was primarily driven by enhanced restocking standards and higher ocean freight rates, offset in part by lower air freight. (1)Net revenues, as adjusted is a non-GAAP financial measure. See “Key Operating Metrics and Non-GAAP Financial Measures” below for additional information on non-GAAP financial measures and a reconciliation to the most directly comparable GAAP measure. NET REVENUES $102.7M 33.7% year-over-year 41.4% year-over-year, excluding non-recurring related party sale SCRUBS $89.5M 37.4% year-over-year NON-SCRUBS/LIFESTYLE $13.2M 12.9% year-over-year UNITED STATES $95.8M 29.4% year-over-year INTERNATIONAL $6.9M 149.3% year-over-year GROSS PROFIT $74.7M 72.7% of net revenues

OPERATING EXPENSES Total operating expense in Q3 2021 was $64.2 million, an increase of 100.1% year-over-year, representing 62.5% of net revenues, compared to 41.7% in Q3 2020. Selling expense in Q3 2021 was $19.9 million, an increase of 42.5% year-over-year, representing 19.4% of net revenues, compared to 18.2% in Q3 2020. This increase was primarily related to the expansion of our third-party warehouse as well as increased labor rates that led to higher fulfillment costs. Marketing expense in Q3 2021 was $15.8 million, an increase of 63.4% year-over-year, representing 15.4% of net revenues, compared to 12.6% in Q3 2020. This increase was primarily due to incremental investments in brand marketing to drive brand awareness. G&A expense in Q3 2021 was $28.4 million, an increase of 238.2% year-over-year, representing 27.7% of net revenues, compared to 10.9% in Q3 2020. This increase was primarily due to non-cash stock-based compensation, additional headcount to support strategic initiatives, increased public company costs, and higher charitable donations. TOTAL OPERATING EXPENSES $64.2M 62.5% of net revenues SELLING $19.9M 19.4% of net revenues MARKETING $15.8M 15.4% of net revenues GENERAL AND ADMINISTRATIVE $28.4M 27.7% of net revenues FIGS, INC. Q3 2021 FINANCIAL DISCUSSION

PROFITABILITY Net income for Q3 2021 was $7.0 million compared to net income of $19.3 million in Q3 2020. Diluted earnings per share was $0.03. Net income, as adjusted(1) was $9.4 million and diluted earnings per share, as adjusted(1) was $0.05. Adjusted EBITDA(1) for Q3 2021 was $22.2 million, representing an adjusted EBITDA margin(1) of 21.6%, compared to 33.5% in Q3 2020. (1)Net income, as adjusted, diluted EPS, as adjusted, adjusted EBITDA, and adjusted EBITDA margin are non-GAAP financial measures. See “Key Operating Metrics and Non-GAAP Financial Measures” below for additional information on non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by net revenues. NET INCOME $7.0M 6.8% of net revenues DILUTED EPS $0.03 NET INCOME, AS ADJUSTED $9.4M 9.2% of net revenues DILUTED EPS, AS ADJUSTED $0.05 ADJUSTED EBITDA $22.2M 21.6% of net revenues CASH AND CASH EQUIVALENTS $180.6M BALANCE SHEET We ended Q3 2021 with $180.6 million in cash and cash equivalents. We also have a $100 million revolving credit facility, which remains undrawn to-date. FIGS, INC. Q3 2021 FINANCIAL DISCUSSION

FIGS, INC. 2021 OUTLOOK AND LONG-TERM TARGETS 2021 UPDATED OUTLOOK Based on our continued strength across the business, we are updating our 2021 full year net revenues outlook to $410 million, compared to our previous outlook of $395 million. LONG-TERM OUTLOOK We are long-term focused at FIGS. We are committed to building our brand the right way and aim to grow both revenues and profits responsibly over the long term. Accordingly, our long-term outlook remains as follows: (1)We have not provided a quantitative reconciliation of our annual adjusted EBITDA margin outlook to a GAAP net income margin outlook because we are unable, without making unreasonable efforts, to project certain reconciling items. These items include, but are not limited to, future stock-based compensation expense, income taxes, expenses related to non-ordinary course disputes, and transaction costs. These items are inherently variable and uncertain and depend on various factors, some of which are outside of our control or ability to predict. For more information regarding our use of non-GAAP financial measures, please see “Key Operating Metrics and Non-GAAP Financial Measures” below. NET REVENUES $1B+ (by 2025) ANNUAL GROSS MARGIN 70%+ (2022-2024) ANNUAL ADJUSTED EBITDA MARGIN (1) 20%+ (2022-2024)

A conference call to discuss our Q3 2021 financial and business results and outlook is scheduled for November 10, 2021, at 5:00 p.m. ET. To participate, please dial 1-866-211-4956 (US) or 1-873-415-0263 (International) and the conference ID 9516228. The call is also accessible via webcast at ir.wearfigs.com. A recording will be available shortly after the conclusion of the call until 11:59 pm ET on November 17, 2021. To access the replay, please dial 1-800-585-8367 (US) or 1-416-621-4642 (International). An archive of the webcast will be available on FIGS’ investor relations website. FIGS, INC. Q3 2021 CONFERENCE CALL AND WEBCAST DETAILS

FIGS, INC. FORWARD LOOKING STATEMENTS This shareholder letter contains various forward-looking statements about FIGS, Inc. (the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “Act”) that are based on current management expectations, and which involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such forward-looking statements. All statements contained in this shareholder letter that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project,” “should”, “strategy”, “strive”, “target”, “will”, or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. These forward-looking statements address various matters including the Company’s business plan, beliefs, and objectives for future operations; the Company’s ability to continue to generate growth; the Company’s market opportunity; the Company’s international expansion plans; the Company’s ability to promote the FIGS brand; the Company’s ability to attract new customers and to retain and drive repeat purchases from its existing customers; the Company’s ability to develop new products and bring them to market in a timely manner; the Company’s expectations concerning relationships with third-parties; economic and industry trends, projected growth, or trend analysis; the execution of the Company’s mission; the Company’s assessment of the sustained momentum in its business; the Company’s ability to drive sustainable growth and profitability; the Company’s ability to expand its brand reach with the healthcare community beyond scrubs; the Company’s selection of the winners of its Future Icons Grant; the Company’s ability to continue to navigate the impact of the COVID-19 pandemic and supply chain challenges; the Company’s ability to continuously bring dynamic digital experiences to customers through new content and features; the Company’s intention to use data to continue to drive greater inclusivity and diversity for customers; the Company’s outlook and expectations as to net revenues for the full year ended December 31, 2021; and the Company’s long term outlook as to annual net revenues, gross margin, and adjusted EBITDA margin, all of which reflect the Company’s expectations based upon currently available information and data. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the impact of COVID-19 on the Company’s operations; the Company’s ability to maintain its recent rapid growth; the Company’s ability to maintain profitability; the Company’s ability to maintain the value and reputation of its brand; the Company’s ability to attract new customers, retain existing customers, and to maintain or increase sales to those customers; the success of the Company’s marketing efforts; the Company’s ability to maintain a strong community of engaged customers and Ambassadors; negative publicity related to the Company’s marketing efforts or use of social media; the Company’s ability to successfully develop and introduce new, innovative, and updated products; the competitiveness of the market for healthcare apparel;; the Company’s ability to attract and retain highly skilled personnel and senior management; risks associated with expansion into, and conducting business in, international markets; changes in, or disruptions to, the Company’s shipping arrangements; the Company’s ability to accurately forecast customer demand, manage its inventory, and plan for future expenses; the Company’s reliance on a limited number of third-party suppliers; the fluctuating costs of raw materials; the Company’s failure to protect its intellectual property rights; the fact that the operations of many of the Company’s suppliers and vendors are subject to additional risks that are beyond its control; and other risks, uncertainties, and factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 10, 2021 and in the Company’s other filings with the SEC. The forward-looking statements in this shareholder letter speak only as of the time made and the Company does not undertake to update or revise them to reflect future events or circumstances.

FIGS, INC. BALANCE SHEETS (in thousands, except share and per share data)

FIGS, INC. STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) UNAUDITED (in thousands, except share and per share data)

FIGS, INC. STATEMENTS OF CASH FLOWS UNAUDITED (in thousands)

In addition to the GAAP financial measures set forth in this shareholder letter, we have included “active customers” and “average order value,” which are key operational and business metrics that are important to understanding our performance, as well as certain non-GAAP financial measures within the meaning of Regulation G and Item 10(e) of Regulation S-K. We calculate “active customers” as unique customer accounts that have made at least one purchase in the preceding 12-month period. We calculate “average order value” as the sum of the total net revenues in a given period divided by the total orders placed in that period. Total orders are the summation of all completed individual purchase transactions in a given period. Active customers as of September 30, 2021 and 2020, respectively and average order value for the three and nine months ended September 30, 2021 and 2020, respectively, are presented in the following tables: We use “net revenues, as adjusted,” “net income, as adjusted,” “diluted EPS, as adjusted,” “adjusted EBITDA,” and “adjusted EBITDA margin” to provide useful supplemental measures that assist in evaluating our ability to generate earnings, provide consistency and comparability with our past financial performance, and facilitate period-to-period comparisons of our core operating results as well as the results of our peer companies. We calculate “net revenues, as adjusted” as net revenues, adjusted to exclude non-recurring related party sales. We calculate “net income, as adjusted” as net income adjusted to exclude transaction costs, expenses related to non-ordinary course disputes, stock-based compensation expense in connection with our initial public offering, and the income tax impact of these adjustments. We calculate “diluted EPS, as adjusted” as net income, as adjusted divided by diluted shares outstanding. We calculate “adjusted EBITDA” as net income adjusted to exclude: other income (loss), net; gain/loss on disposal of assets; provision for income taxes; depreciation and amortization expense; stock-based compensation and related expense; transaction costs; and expenses related to non-ordinary course disputes. We calculate “adjusted EBITDA margin” by dividing adjusted EBITDA by net revenues. FIGS, INC. KEY OPERATING METRICS AND NON-GAAP FINANCIAL MEASURES

FIGS, INC. KEY OPERATING METRICS AND NON-GAAP FINANCIAL MEASURES (1) Excludes amortization of debt issuance costs included in “Other income (loss), net.” (2) Includes stock-based compensation expense and payroll taxes related to equity award activity. (3) Represents legal fees incurred in connection with the litigation claims described in the section titled “Legal Proceedings” appearing on our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. The following table presents a reconciliation of net revenues, as adjusted to net revenues, which is the most directly comparable financial measure calculated in accordance with GAAP: The following table reflects a reconciliation of adjusted EBITDA to net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP:

FIGS, INC. KEY OPERATING METRICS AND NON-GAAP FINANCIAL MEASURES (3) Represents legal fees incurred in connection with the litigation claims described in the section titled “Legal Proceedings” appearing on our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. (4) We adjust the weighted-average number of shares outstanding for the dilutive effect of potential common equivalent shares in each period presented. The following table presents a reconciliation of diluted EPS, as adjusted and net income, as adjusted to net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP: